UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2005
DDi Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle
Anaheim, California		92806
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 688-7200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

EXPLANATORY NOTE
     DDi Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, filed on September 22, 2005 (the “Original Form 8-K”), solely for the purpose of adding conformed signatures on the agreements which were filed as exhibits to the Original Form 8-K. This Form 8-K/A includes this change to Item 9.01 and no other items included in the Original Form 8-K have been amended.
Item 9.01 Financial Statements and Exhibits.
     The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Common Stock Purchase Warrant dated September 21, 2005 (with schedule of parties attached).

10.2	Registration Rights Agreement dated September 21, 2005.

10.3	Amendment No. 1 to Standby Securities Purchase Agreement, dated September 21, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.
Date: September 22, 2005	By:	/S/ TIMOTHY J. DONNELLY
Timothy J. Donnelly
Vice President and General Counsel

Exhibit Index

Exhibit	Description
No.
10.1	Common Stock Purchase Warrant dated September 21, 2005 (with schedule of parties attached).

10.2	Registration Rights Agreement dated September 21, 2005.

10.3	Amendment No. 1 to Standby Securities Purchase Agreement, dated September 21, 2005.

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